Exhibit
4.2


                       GTE SOUTH INCORPORATED
                       RESOLUTIONS ADOPTED BY
           THE SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS




RESOLVED:

     (1) GTE South Incorporated (the "Company") shall create and issue $___,000,000 aggregate principal amount of its debentures, consisting of $___,000,000 aggregate principal amount of debentures designated as the "GTE South Incorporated _____% Debentures, Series _, Due ____" and $___,000,000
aggregate principal amount of debentures designated as the "GTE South Incorporated ____% Debentures, Series _, Due ____" (collectively, the "New Debentures"), with the terms set forth in the proposal of the purchasers and the Indenture dated as of May 1, 1994 ("Indenture"), between the Company and NationsBank of Georgia, National Association, as Trustee ("Trustee"), to wit:

     (a)  The Series _ Debentures shall mature on
     __________________ and the Series _ Debentures will mature on __________________.

     (b) The New Debentures shall bear interest from ____________, 199_, until the principal thereof becomes due and payable at the rate of _____% per annum with respect to the Series _ Debentures and at the rate of __% per annum with respect to the Series _ Debentures, payable semi-annually on ____________ and ____________ in each year, commencing __________, and any overdue principal and (to the extent that the payment of such interest is enforceable under applicable law) any overdue installment of interest thereon shall bear interest at the same rate per annum; the principal of and the interest on the New Debentures shall be payable in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, at the office or agency of the Company in the City of Atlanta, County of Fulton, State of Georgia or the Borough of Manhattan, the City and State of New York; provided, however, that payment of interest may be made at the option of the Company by check mailed to the registered holder at such address as shall appear in the Security Register. The regular record date with respect to any interest payment date for the New Debentures shall mean the ____________ or ____________, as the case may be, next preceding such interest payment date, whether or not such date is a business day.

     (c) [The New Debentures will not be redeemable prior to maturity.]

                                 OR

     [The redemption price applicable to redemptions to and including ________________ (the "initial regular redemption price") will be the initial public offering price as defined below plus the rate of interest on the New Debentures; the redemption price during the twelve month period beginning ________________ and during the twelve month periods beginning on each ____________ thereafter through the twelve month period ended ________________ will be determined by reducing the initial regular redemption price by an amount determined by multiplying (a) 1/_ of the amount by which such initial regular redemption price exceeds 100% by (b) the number of such full twelve month periods which shall have elapsed between ________________ and the date fixed for redemption; and thereafter the redemption prices during the twelve month periods beginning ________________ shall be 100%; provided, however, that all such prices will be specified to the nearest 0.01% or if there is no nearest 0.01%, then to the next higher 0.01%.
                                 -2-



    For the purpose of determining the redemption prices of the New Debentures, the initial public offering price of the New Debentures shall be the price, expressed in percentage of principal amount (exclusive of accrued interest), at which the New Debentures are to be initially offered for sale to the public; if there is not a public offering of the New Debentures, the initial public offering price of the New Debentures shall be deemed to be the price, expressed in percentage of principal amount (exclusive of accrued interest), to be paid to the Company by the Purchasers.

    None of the New Debentures may be called for redemption at the option of the Company prior to _____________ if such redemption is for the purpose or in anticipation of refunding any New Debentures by the application, directly or indirectly, of funds borrowed by the Company at an annual cost of money (calculated in accordance with generally accepted financial practice) less than the annual cost of money to the Company resulting from the sale of the New Debentures to the Purchasers. (If Applicable)]

    (d) The Series _ Debentures and the Trustee's Certificate of Authentication to be endorsed thereon are to be substantially in the following form:

                     (FORM OF FACE OF DEBENTURE)


No. _____________                                 $
_____________


                       GTE South Incorporated
                 ____% Debentures, Series _, Due ____


GTE South Incorporated, a corporation duly organized and existing under the laws of the State of Virginia (herein referred to as the "Company"), for value received, hereby promises to pay to _______________ or registered assigns, the principal sum of __________________ Dollars on __________________ and to pay interest on said principal sum from __________________, or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually on _________ and ____________ in each year, commencing ____________, at the rate of _____% per annum until the principal hereof shall have become due and payable, and on any overdue principal and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum. The interest installment so payable, and punctually paid or duly provided for, on any interest payment date will, as provided in the Indenture hereinafter referred to, be paid to the person in whose name this Debenture (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the regular record date for such interest installment, which shall be the __________ or __________, as the case may be (whether or not a business day), next preceding such interest payment date. Any such interest installment not so punctually paid or duly provided for shall forthwith cease to be payable to the registered holder on such regular record date, and may be paid to the person in whose name this Debenture (or one or more Predecessor Securities) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered holders of this series of Debentures not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debentures may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture hereinafter referred to. The principal of and the interest on this Debenture shall be payable at the office or agency of the Company maintained for that purpose in the City of Atlanta, County of Fulton, State of Georgia or the Borough of Manhattan, City and State of New York in any coin or currency of the United States of America which at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the registered holder at such address as shall appear in the Security Register.

This Debenture shall not be entitled to any benefit under the Indenture hereinafter referred to, or be valid or become obligatory for any purpose, until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

The provisions of this Debenture are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

     IN WITNESS WHEREOF, the Company has caused this instrument to be executed.

                                   Dated _______________________


                                   GTE SOUTH INCORPORATED


                                   By __________________________

                                              President


Attest:



                                   By __________________________

                                              Secretary



               (FORM OF CERTIFICATE OF AUTHENTICATION)

                    CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

            NationsBank of Georgia, National Association
                as Trustee, Authenticating Agent and
                         Security Registrar


                    By __________________________
                         Authorized Officer


                   (FORM OF REVERSE OF DEBENTURE)

This Debenture is one of a duly authorized series of Securities of the Company (herein sometimes referred to as the "Securities"), all issued or to be issued in one or more series under and pursuant to an Indenture dated as of May 1, 1994, duly executed and delivered between the Company and NationsBank of Georgia, National Association, a national banking association organized and existing under the laws of the United States of America, as Trustee (herein referred to as the "Trustee") (said Indenture hereinafter referred to as the "Indenture"), to which Indenture reference is hereby made for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Securities. By the terms of the Indenture, the Securities are issuable in series which may vary as to amount, date of maturity, rate of interest and in other respects as in the Indenture provided. This Debenture is one of the series designated on the face hereof (herein called the "Debentures") limited in aggregate principal amount to $___,000,000.

In case an Event of Default, as defined in the Indenture, with respect to the Debentures shall have occurred and be continuing, the principal of all of the Debentures may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities of each series affected at the time outstanding, as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Securities; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Securities of any series, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, without the consent of the holder of each Security so affected or (ii) reduce the aforesaid percentage of Securities, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of each Security then outstanding and affected thereby. The Indenture also contains provisions permitting the holders of a majority in aggregate principal amount of the Securities of any series at the time outstanding, on behalf of the holders of Securities of such series, to waive any past default in the performance of any of the covenants contained in the Indenture, or established pursuant to the Indenture with respect to such series, and its consequences, except a default in the payment of the principal of, or premium, if any, or interest on any of the Securities of such series. Any such consent or waiver by the registered holder of this Debenture (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Debenture and of any Debenture issued in exchange herefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Debenture.

No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Debenture at the times and place and at the rate and in the money herein prescribed.

The Debentures are issuable as registered Debentures without coupons in denominations of $1,000 or any integral multiple thereof. Debentures may be exchanged, upon presentation thereof for that purpose, at the office or agency of the Company in the City of Atlanta, County of Fulton, State of Georgia or the Borough of Manhattan, City and State of New York, for other Debentures of authorized denominations, and for a like aggregate principal amount and series, and upon payment of a sum sufficient to cover any tax or other governmental charge in relation thereto.

[The Debentures will not be redeemable prior to maturity.]

                                 OR

[The Debentures may not be redeemed prior to ________________. The Debentures may be redeemed on not less than 30 nor more than 60 days' prior notice given as provided in the Indenture, as a whole or from time to time in part, at the option of the Company, on any date or dates on or after ______________, and prior to maturity, at the applicable percentage of the principal amount thereof to be redeemed as set forth below under the heading "Redemption Price" during the respective twelve month periods beginning ____ of the years shown below:
                                 -6-


               Year           Redemption Price
               ____           ________________

                                     %


together, in each case, with accrued interest to the date fixed for redemption (but if the date fixed for redemption is an interest payment date, the interest installment payable on such date shall be payable to the registered holder at the close of business on the applicable record date).]

As provided in the Indenture and subject to certain limitations therein set forth, this Debenture is transferable by the registered holder hereof on the Security Register of the Company, upon surrender of this Debenture for registration of transfer at the office or agency of the Company in the City of Atlanta, County of Fulton, State of Georgia or the Borough of Manhattan, City and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Security Registrar duly executed by the registered holder hereof or his attorney duly authorized in writing, and thereupon one or more new Debentures of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

Prior to due presentment for registration of transfer of this Debenture the Company, the Trustee, any paying agent and any Security Registrar may deem and treat the registered holder hereof as the absolute owner hereof (whether or not this Debenture shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and (subject to Section 2.03 of the Indenture) interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Security Registrar shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal of or the interest on this Debenture, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Company or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Indenture.

     (e) The Series _ Debentures and the Trustee's Certificate of Authentication to be endorsed thereon are to be substantially in the following form:

                     (FORM OF FACE OF DEBENTURE)


No. _____________                                 $
_____________


                       GTE South Incorporated
                 ____% Debentures, Series _, Due ____


GTE South Incorporated, a corporation duly organized and existing under the laws of the State of Virginia (herein referred to as the "Company"), for value received, hereby promises to pay to _______________ or registered assigns, the principal sum of _____________________ Dollars on _______________ and to pay interest on said principal sum from
_______________, or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually on _______________ and _______________ in each year, commencing ______________, at the rate of _____% per annum until the principal hereof shall have become due and payable, and on any overdue principal and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum. The interest installment so payable, and punctually paid or duly provided for, on any interest payment date will, as provided in the Indenture hereinafter referred to, be paid to the person in whose name this Debenture (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the regular record date for such interest installment, which shall be the ________ or _______________, as the case may be (whether or not a business day), next preceding such interest payment date. Any such interest installment not so punctually paid or duly provided for shall forthwith cease to be payable to the registered holder on such regular record date, and may be paid to the person in whose name this Debenture (or one or more Predecessor Securities) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered holders of this series of Debentures not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debentures may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture hereinafter referred to. The principal of and the interest on this Debenture shall be payable at the office or agency of the Company maintained for that purpose in the City of Atlanta, County of Fulton, State of Georgia or the Borough of Manhattan, City and State of New York in any coin or currency of the United States of America which at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the registered holder at such address as shall appear in the Security Register.

This Debenture shall not be entitled to any benefit under the Indenture hereinafter referred to, or be valid or become obligatory for any purpose, until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

The provisions of this Debenture are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

     IN WITNESS WHEREOF, the Company has caused this instrument to be executed.

                                   Dated _______________________


                                   GTE SOUTH INCORPORATED


                                   By __________________________

                                              President


Attest:



                                   By __________________________

                                              Secretary



               (FORM OF CERTIFICATE OF AUTHENTICATION)

                    CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

            NationsBank of Georgia, National Association
                as Trustee, Authenticating Agent and
                         Security Registrar


                    By __________________________
                         Authorized Officer


                   (FORM OF REVERSE OF DEBENTURE)

This Debenture is one of a duly authorized series of Securities of the Company (herein sometimes referred to as the "Securities"), all issued or to be issued in one or more series under and pursuant to an Indenture dated as of May 1, 1994, duly executed and delivered between the Company and NationsBank of Georgia, National Association, a national banking association organized and existing under the laws of the United States of America, as Trustee (herein referred to as the "Trustee") (said Indenture hereinafter referred to as the "Indenture"), to which Indenture reference is hereby made for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Securities. By the terms of the Indenture, the Securities are issuable in series which may vary as to amount, date of maturity, rate of interest and in other respects as in the Indenture provided. This Debenture is one of the series designated on the face hereof (herein called the "Debentures") limited in aggregate principal amount to $___,000,000.

In case an Event of Default, as defined in the Indenture, with respect to the Debentures shall have occurred and be continuing, the principal of all of the Debentures may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities of each series affected at the time outstanding, as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Securities; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Securities of any series, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, without the consent of the holder of each Security so affected or (ii) reduce the aforesaid percentage of Securities, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of each Security then outstanding and affected thereby. The Indenture also contains provisions permitting the holders of a majority in aggregate principal amount of the Securities of any series at the time outstanding, on behalf of the holders of Securities of such series, to waive any past default in the performance of any of the covenants contained in the Indenture, or established pursuant to the Indenture with respect to such series, and its consequences, except a default in the payment of the principal of, or premium, if any, or interest on any of the Securities of such series. Any such consent or waiver by the registered holder of this Debenture (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Debenture and of any Debenture issued in exchange herefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Debenture.

No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Debenture at the times and place and at the rate and in the money herein prescribed.

The Debentures are issuable as registered Debentures without coupons in denominations of $1,000 or any integral multiple thereof. Debentures may be exchanged, upon presentation thereof for that purpose, at the office or agency of the Company in the City of Atlanta, County of Fulton, State of Georgia or the Borough of Manhattan, City and State of New York, for other Debentures of authorized denominations, and for a like aggregate principal amount and series, and upon payment of a sum sufficient to cover any tax or other governmental charge in relation thereto.

[The Debentures will not be redeemable prior to maturity.]

                                 OR

[The Debentures may not be redeemed prior to _____________. The Debentures may be redeemed on not less than 30 nor more than 60 days' prior notice given as provided in the Indenture, as a whole or from time to time in part, at the option of the Company, on any date or dates on or after ______________, and prior to maturity, at the applicable percentage of the principal amount thereof to be redeemed as set forth below under the heading "Redemption Price" during the respective twelve month periods beginning ____ of the years
                                -10-

shown below:

               Year           Redemption Price
               ____           ________________

                                     %


together, in each case, with accrued interest to the date fixed for redemption (but if the date fixed for redemption is an interest payment date, the interest installment payable on such date shall be payable to the registered holder at the close of business on the applicable record date).]

As provided in the Indenture and subject to certain limitations therein set forth, this Debenture is transferable by the registered holder hereof on the Security Register of the Company, upon surrender of this Debenture for registration of transfer at the office or agency of the Company in the City of Atlanta, County of Fulton, State of Georgia or the Borough of Manhattan, City and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Security Registrar duly executed by the registered holder hereof or his attorney duly authorized in writing, and thereupon one or more new Debentures of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

Prior to due presentment for registration of transfer of this Debenture the Company, the Trustee, any paying agent and any Security Registrar may deem and treat the registered holder hereof as the absolute owner hereof (whether or not this Debenture shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and (subject to Section 2.03 of the Indenture) interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Security Registrar shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal of or the interest on this Debenture, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Company or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Indenture.

     (2) The office of NationsBank of Georgia, National Association is hereby designated and created as the agency of the Company in the City of Atlanta, County of Fulton, State of Georgia or the Borough of Manhattan, City and State of New York at which (i) both the principal and the interest on the New Debentures are payable and notices, presentations and demands to or upon the Company in respect of the New Debentures may be given or made, (ii) the New Debentures may be surrendered for transfer or exchange and transferred or exchanged in accordance with the terms of the Indenture and (iii) books for the registration and transfer of the New Debentures shall be kept;

                                -11-


     (3) The office of NationsBank of Georgia, National Association is hereby designated and created as Security Registrar of the Company in the City of Atlanta, County of Fulton, State of Georgia or the Borough of Manhattan, City and State of New York at which (i) the Company shall register the New Debentures, (ii) the New Debentures may be surrendered for transfer or exchange and transferred or exchanged in accordance with the terms of the Indenture, and (iii) books for the registration and transfer of the New Debentures shall be kept;

     (4) The New Debentures authorized at this meeting shall be in substantially the forms and shall have the characteristics provided in the Indenture, and the forms of the New Debentures of each such series set forth in these resolutions is hereby approved and adopted;

FURTHER RESOLVED:

     (1) The President or any Vice President is hereby authorized and directed to sign a Purchase Agreement in substantially the form of the Purchase Agreement provided as an exhibit to the registration statement filed with respect to the New Debentures (the "Registration Statement"), reflecting the terms of the New Debentures approved hereby.

     (2) The President or any Vice President and the Secretary or any Assistant Secretary are hereby authorized and directed to deliver to the Trustee a certified record of this Board
Resolution setting forth the terms of the New Debentures as required by Section 2.01 of the Indenture.

     (3) The President or any Vice President is hereby authorized and directed to execute $____,000,000 aggregate principal amount of New Debentures on behalf of the Company under its corporate seal or a facsimile attested by the Secretary or any Assistant Secretary, and the signature of the President, or any Vice President, may be in the form of a facsimile signature of the present or any future President or Vice President and/or the signature of the Secretary or any Assistant Secretary in attestation of the corporate seal may be in the form of a facsimile signature of the present or any future Secretary or Assistant Secretary, and should any officer who signs, or whose facsimile signature appears upon, any of the New Debentures, cease to be such an officer prior to their issuance, the New Debentures so signed or bearing such facsimile signature shall still be valid and, without prejudice to the use of the facsimile signature of any other officer as hereinabove authorized, the facsimile signature of Earl A. Goode, President, and the facsimile signature of Dale E. Sporleder, Assistant Secretary, are hereby expressly approved and adopted;

     (4) The officers are hereby authorized and directed to cause the New Debentures to be delivered to the Trustee for authentication and delivery by it in accordance with the provisions of the Indenture, and the Trustee is hereby authorized and requested to authenticate the New Debentures upon compliance by the Company with the provisions of the Indenture and to deliver the same to or upon the written order of the President or any Vice President, and the President or any Vice President is hereby authorized and directed to apply to the Trustee for the authentication and delivery of the New Debentures;
                                -12-


     (5) The President or any Vice President and the Treasurer or any Assistant Treasurer are hereby authorized and empowered to endorse, in the name and on behalf of the Company, any and all checks received in connection with the sales of the New Debentures for application as set forth in the "Use of Proceeds" section of the Registration Statement, or for deposit to the account of the Company in any bank, and that any such endorsement be sufficient to bind the Company;

     (6) The officers are hereby authorized and directed to sell to the purchasers the aggregate principal amounts of the New Debentures at the price and upon the terms and conditions set forth in the Purchase Agreement covering the sale of the New Debentures; and

     (7) The officers are authorized and directed to execute and deliver all such instruments and documents, to incur on behalf of the Company all such expenses and obligations, to make all such payments, and to do all such other acts and things as they may consider necessary or desirable in connection with the accomplishment of the intent and purposes of the foregoing resolutions.








































S:S-3:118